Supplement dated December 14, 2023

To the Prospectuses dated May 1, 2001

May 1, 1991 MLLIC Directed Life	May 1, 1991 MLLIC Prime Plan Investor
May 1, 1991 MLLIC Prime Plan VI	May 1, 1991 MLLIC Prime Plan 7
May 1, 1993 MLLIC Prime Plan I, II, and III	May 1, 1993 MLLIC Directed Life 2
May 1, 1998 MLLIC Prime Plan IV	May 1, 2018 MLLIC Prime Plan V

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT II

Special Notice:

BlackRock has announced that the fund name change for BlackRock Large Cap Focus Growth V.I. Fund intended for December 8, 2023 is being postponed. We will notify you when BlackRock informs us of a later date that the change will take place. Accordingly, the supplement dated November 8, 2023 is hereby deleted.

This Supplement updates certain information in the above referenced Prospectus (“the Prospectus”). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the applicable Prospectus.

Please read this Supplement carefully and retain it for future reference.